                                                                   EXHIBIT 24.1

                               POWER OF ATTORNEY

  KNOWN ALL PERSONS BY THESE PRESENTS, that each of the undersigned Directors of Aluminum Company of America (the "Company") hereby constitutes and appoints RICHARD B. KELSON, EARNEST J. EDWARDS and DENIS A. DEMBLOWSKI, or any of them, his true and lawful attorneys and agents to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or may be required to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of shares of common stock, par value $1.00 per share, of the Company to be issued upon conversion of the outstanding shares of the common stock, par value $0.01 per share, of Alumax Inc., and including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of each of the undersigned Directors of the Company in the capacity of Director thereof to any registration statement to be filed with the Securities and Exchange Commission in respect of said securities, to any and all pre-effective amendments, post-effective amendments and supplements to any such registration statement, and to any instruments or documents filed as part of or in connection with any such registration statement or pre-effective amendments or post-effective amendments or supplements thereto; and the undersigned hereby ratifies and confirms all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, the undersigned have subscribed these presents on the date set opposite the names below.

      /s/ Kenneth W. Dam                            March 13, 1998
-------------------------------
        KENNETH W. DAM

     /s/ Joseph T. Gorman                           March 13, 1998
-------------------------------
       JOSEPH T. GORMAN

     /s/ Judith M. Gueron                           March 13, 1998
-------------------------------
       JUDITH M. GUERON

     /s/ Sir Ronald Hampel                          March 13, 1998
-------------------------------
       SIR RONALD HAMPEL

      /s/ Hugh M. Morgan                            May 22, 1998
-------------------------------
        HUGH M. MORGAN

     /s/ John P. Mulroney                           March 13, 1998
-------------------------------
       JOHN P. MULRONEY

      /s/ Sir Arvi Parbo                            March 13, 1998
-------------------------------
        SIR ARVI PARBO

     /s/ Henry B. Schacht                           March 13, 1998
-------------------------------
       HENRY B. SCHACHT

    /s/ Forrest N. Shumway                          March 13, 1998
-------------------------------
      FORREST N. SHUMWAY

    /s/ Franklin A. Thomas                          March 13, 1998
-------------------------------
      FRANKLIN A. THOMAS

    /s/ Marina v.N. Whitman                         March 13, 1998
-------------------------------
      MARINA V.N. WHITMAN

                               POWER OF ATTORNEY

  KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned Executive Vice President and Chief Financial Officer of Aluminum Company of America (the "Company") hereby constitutes and appoints EARNEST J. EDWARDS and DENIS A. DEMBLOWSKI, or any of them, his true and lawful attorneys and agents to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or may be required to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of shares of common stock, par value $1.00 per share, of the Company to be issued upon conversion of the outstanding shares of the common stock, par value $0.01 per share, of Alumax Inc., and including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of each of the undersigned Executive Vice President and Chief Financial Officer of the Company in the capacity of Principal Financial Officer thereof to any registration statement to be filed with the Securities and Exchange Commission in respect of said securities, to any and all pre-effective amendments, post-effective amendments and supplements to any such registration statement, and to any instruments or documents filed as part of or in connection with any such registration statement or pre-effective amendments or post-effective amendments or supplements thereto; and the undersigned hereby ratifies and confirms all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, the undersigned have subscribed these presents on the date set opposite the name below.

     /s/ Richard B. Kelson         Executive Vice              March 13, 1998
-------------------------------     President and Chief
       RICHARD B. KELSON            Financial Officer

                               POWER OF ATTORNEY

  KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned Senior Vice President and Controller of Aluminum Company of America (the "Company") hereby constitutes and appoints RICHARD B. KELSON and DENIS A. DEMBLOWSKI, or any of them, his true and lawful attorneys and agents to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or may be required to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of shares of common stock, par value $1.00 per share, of the Company to be issued upon conversion of the outstanding shares of the common stock, par value $0.01 per share, of Alumax Inc., and including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of each of the undersigned Senior Vice President and Controller of the Company in the capacity of Principal Accounting Officer thereof to any registration statement to be filed with the Securities and Exchange Commission in respect of said securities, to any and all pre-effective amendments, post-effective amendments and supplements to any such registration statement, and to any instruments or documents filed as part of or in connection with any such registration statement or pre-effective amendments or post-effective amendments or supplements thereto; and the undersigned hereby ratifies and confirms all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, the undersigned have subscribed these presents on the date set opposite the name below.

    /s/ Earnest J. Edwards           Senior Vice               March 13, 1998
-------------------------------      President
      EARNEST J. EDWARDS              and Controller

                               POWER OF ATTORNEY

  KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned Chairman of the Board and Chief Executive Officer of Aluminum Company of America (the "Company") hereby constitutes and appoints RICHARD B. KELSON, EARNEST J. EDWARDS and DENIS A. DEMBLOWSKI, or any of them, his true and lawful attorneys and agents to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or may be required to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of shares of common stock, par value $1.00 per share, of the Company to be issued upon conversion of the outstanding shares of the common stock, par value $0.01 per share, of Alumax Inc., and including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of each of the undersigned Chairman of the Board and Chief Executive Officer of the Company in the capacity of Principal Executive Officer thereof to any registration statement to be filed with the Securities and Exchange Commission in respect of said securities, to any and all pre-effective amendments, post-effective amendments and supplements to any such registration statement, and to any instruments or documents filed as part of or in connection with any such registration statement or pre-effective amendments or post-effective amendments or supplements thereto; and the undersigned hereby ratifies and confirms all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, the undersigned have subscribed these presents on the date set opposite the name below.

      /s/ Paul H. O'Neill            Chairman of the           March 13, 1998
-------------------------------      Board and
        PAUL H. O'NEILL               Chief Executive
                                     Officer

                               POWER OF ATTORNEY

  KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned Director of Aluminum Company of America (the "Company") hereby constitutes and appoints RICHARD B. KELSON, EARNEST J. EDWARDS and DENIS A. DEMBLOWSKI, or any of them, his true and lawful attorneys and agents to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or may be required to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of shares of common stock, par value $1.00 per share, of the Company to be issued upon conversion of the outstanding shares of the common stock, par value $0.01 per share, of Alumax Inc., and including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned Director of the Company in the capacity of Director thereof to any registration statement to be filed with the Securities and Exchange Commission in respect of said securities, to any and all pre-effective amendments, post-effective amendments and supplements to any such registration statement, and to any instruments or documents filed as part of or in connection with any such registration statement or pre-effective amendments or post-effective amendments or supplements thereto; and the undersigned hereby ratifies and confirms all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has subscribed these presents on the date set opposite the name below.

      /s/ Hugh M. Morgan                            May 22, 1998
-------------------------------
        HUGH M. MORGAN